SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AUGUST 11, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Second Quarter 2004 Financial Results dated August 11, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 11, 2004, Jameson Inns, Inc. issued a press release announcing its operating results for the quarter ended June 30, 2004. A copy of the press release is furnished as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of August 11, 2004	By: Craig R. Kitchin

/s/ Craig R. Kitchin
Its: President & Chief Financial Officer